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                                  UNITED STATES

                        SECURITIES & EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                July 24, 2001


                               INTERLIANT, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)

         Delaware                   0-26115               13-3978980
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(State or other jurisdiction      (Commission          (I.R.S. Employer
  of incorporation)               File Number)       Identification No.)

      Two Manhattanville Road

        Purchase, New York                                       10577
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(Address of principal executive offices)                      (Zip Code)


                                 (914) 640-9000

                                --------------

             (Registrant's telephone number, including area code)

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ITEM 5:  OTHER MATTERS

Interliant, Inc. issued a press release on July 24, 2001 announcing the completion of the sale of the ERP hosting and related consulting services business of one of its subsidiaries, Interliant Managed Application Solutions, Inc., to Interpath Communications, Inc. The text of the press release is attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following document is furnished as an exhibit to this report:

Exhibit                                                      Page
Number               Description                            Number
-------              --------------------------------       ------
 99                  Press Release of the Registrant,         3
                     dated July 24, 2001



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 27, 2001

                                INTERLIANT, INC.



                                By: /s/ Bruce S. Klein

                                    --------------------------------
                                    Bruce S. Klein
                                    Senior Vice President and
                                    General Counsel